Exhibit 99.1

Supplemental Financial and Operating Information
Quarter Ended December 31, 2015
www.preit.com
NYSE: PEI
NYSE: PEIPRA, PEIPRB

Pennsylvania Real Estate Investment Trust
Supplemental Financial and Operating Information
December 31, 2015

Pennsylvania Real Estate Investment Trust
Company Information
Background
Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. We currently own interests in 33 retail properties, 29 of which are operating properties and four are development or redevelopment properties. The 29 operating retail properties have a total of 24.3 million square feet and include 25 shopping malls and four other retail properties. The operating properties are located in 10 states. PREIT is headquartered in Philadelphia, Pennsylvania.
The above property counts do not include Gadsden Mall in Gadsden, Alabama, Lycoming Mall in Pennsdale, Pennsylvania, New River Valley Mall, in Christiansburg, Virginia, Palmer Park Mall in Easton, Pennsylvania and Wiregrass Commons Mall in Dothan, Alabama and two street retail properties in Philadelphia, Pennsylvania because these properties have been classified as “held for sale” as of December 31, 2015. Palmer Park Mall was sold in February 2016.
If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:
Heather Crowell, Senior Vice President of Corporate Communications and Investor Relations
200 South Broad Street
Philadelphia, PA 19102
Telephone: (215) 875-0735
Fax: (215) 546-2504
Email: crowellh@preit.com

Research Coverage

Company	Analyst	Phone Number

Barclays Capital	Ross Smotrich	(212) 526-2306
	Linda Tsai	(212) 526-9937

Boenning & Scattergood, Inc.	Floris Van Dijkum	(212) 209-3916

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Christy McElroy	(212) 816-6981

Discern	David Wiggington	(646) 863-4177

Green Street Advisors	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

SunTrust Robinson Humphrey	Ki Bin Kim	(212) 303-4124

NOTE: Press release announcements are available on the Company's website at www.preit.com.

Pennsylvania Real Estate Investment Trust
Market Capitalization and Capital Resources
(in thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014	2013
TRADING INFORMATION
Common Shares
High Price per share	$23.37	$24.35	$25.34	$24.35	$22.54
Low Price per share	$19.42	$18.90	$18.65	$16.35	$14.20
Closing Share Price (at the end of period)	$21.87	$23.46	$21.87	$23.46	$18.98
Series A Preferred Shares
High Price per share	$26.40	$27.24	$27.62	$27.24	$28.06
Low Price per share	$24.23	$25.80	$24.23	$25.04	$24.77
Closing Share Price (at the end of period)	$25.81	$26.24	$25.81	$26.24	$25.16
Series B Preferred Shares
High Price per share	$26.30	$26.08	$26.89	$26.41	$26.86
Low Price per share	$25.13	$25.03	$25.09	$23.53	$23.05
Closing Share Price (at the end of period)	$25.65	$25.89	$25.65	$25.89	$23.73
MARKET CAPITALIZATION
EQUITY CAPITALIZATION
Common Shares Outstanding	69,197	68,801	69,197	68,801	68,293
OP Units Outstanding	8,338	2,122	8,338	2,122	2,129
Total Common Shares and OP Units Outstanding	77,535	70,923	77,535	70,923	70,422
Equity Market Capitalization—Common Shares and OP Units	$1,695,693	$1,663,848	$1,695,693	$1,663,848	$1,336,614
Series A Preferred Shares, Nominal Value	115,000	115,000	115,000	115,000	115,000
Series B Preferred Shares, Nominal Value	86,250	86,250	86,250	86,250	86,250
Total Equity Market Capitalization	$1,896,943	$1,865,098	$1,896,943	$1,865,098	$1,537,864
DEBT CAPITALIZATION
Secured Debt Balance	$1,588,654	$1,598,257	$1,588,654	$1,598,257	$1,701,101
Unsecured Debt Balance (1)(2)	465,000	130,000	465,000	130,000	130,000
Debt Capitalization	2,053,654	1,728,257	2,053,654	1,728,257	1,831,101
TOTAL MARKET CAPITALIZATION	$3,950,597	$3,593,355	$3,950,597	$3,593,355	$3,368,965
Equity Capitalization/Total Market Capitalization	48.0%	51.9%	48.0%	51.9%	45.6%
Debt Capitalization/Total Market Capitalization	52.0%	48.1%	52.0%	48.1%	54.4%
Unsecured Debt Balance/Total Debt	22.6%	7.5%	22.6%	7.5%	7.1%
DISTRIBUTIONS PER COMMON SHARE
Ordinary Dividends	$—	$0.03	$—	$0.11	$—
Non-Dividend Distributions	0.21	0.17	0.84	0.69	0.74
Distributions per common share	$0.21	$0.20	$0.84	$0.80	$0.74
Annualized Dividend Yield (3)	3.8%	3.4%	3.8%	3.4%	3.9%
CAPITAL RESOURCES
Cash and Cash Equivalents	$37,754	$47,721	$37,754	$47,721	$41,867
Revolving Facility	400,000	400,000	400,000	400,000	400,000
Amount Outstanding	(65,000)	—	(65,000)	—	(130,000)
Letter of Credit	(7,852)	(7,135)	(7,852)	(7,135)	—
Available Revolving Facility (4)	327,148	392,865	327,148	392,865	270,000
Term Loans	400,000	250,000	400,000	250,000	—
Amount Borrowed	(400,000)	(130,000)	(400,000)	(130,000)	—
Available Term Loans (4)	$—	$120,000	$—	$120,000	$—
TOTAL	$364,902	$560,586	$364,902	$560,586	$311,867
Shelf Registration	$1,000,000	$1,000,000	$1,000,000	$1,000,000	$568,750

(1)	The unsecured debt balance includes a Revolving Facility balance of $65,000 as of December 31, 2015 and $130,000 as of December 31, 2013.

(2)	The unsecured debt balance includes a Term Loan balance of $400,000 as of December 31, 2015 and $130,000 as of December 31, 2014.

(3)	Based on the closing share price at the end of the period.

(4)
The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed. Following recent property sales, the NOI from the Company’s remaining unencumbered properties is at a level such that the maximum unsecured amount that the Company may currently borrow within the Unencumbered Debt Yield covenant, including under the $400.0 million 2013 Revolving Facility and the $400.0 million aggregate Term Loans, is an aggregate of $301.0 million.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Quarters Ended December 31, 2015 and December 31, 2014
Proportionate Consolidation Method
(in thousands)

	Quarter Ended December 31, 2015			Quarter Ended December 31, 2014
	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total (Non GAAP Measure)	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total (Non GAAP Measure)
REVENUE:
Base rent	$71,888	$8,915	$80,803	$69,000	$9,464	$78,464
Expense reimbursements	31,665	3,771	35,436	30,638	3,891	34,529
Percentage rent	4,012	165	4,177	3,669	223	3,892
Lease termination revenue	116	11	127	1,352	25	1,377
Other real estate revenue	8,030	856	8,886	5,395	542	5,937
Total real estate revenue	115,711	13,718	129,429	110,054	14,145	124,199
Other income	913	—	913	1,301	—	1,301
Total revenue	116,624	13,718	130,342	111,355	14,145	125,500
EXPENSES:
Operating expenses:
Property operating expenses:
CAM and real estate taxes	(33,840)	(3,576)	(37,416)	(32,939)	(3,749)	(36,688)
Utilities	(4,255)	(381)	(4,636)	(4,422)	(444)	(4,866)
Other property operating expenses	(4,043)	(933)	(4,976)	(4,059)	(926)	(4,985)
Total property operating expenses	(42,138)	(4,890)	(47,028)	(41,420)	(5,119)	(46,539)
Depreciation and amortization	(36,709)	(3,199)	(39,908)	(36,694)	(3,782)	(40,476)
General and administrative expenses	(9,212)	—	(9,212)	(9,294)	—	(9,294)
Provision for employee separation expense	(1,951)	—	(1,951)	—	—	—
Acquisition costs and other expenses	(413)	—	(413)	(1,607)	(377)	(1,984)
Total operating expenses	(90,423)	(8,089)	(98,512)	(89,015)	(9,278)	(98,293)
Interest expense, net (2)	(20,157)	(2,588)	(22,745)	(20,373)	(2,691)	(23,064)
Impairment of assets	(53,998)	—	(53,998)	—	—	—
Total expenses	(164,578)	(10,677)	(175,255)	(109,388)	(11,969)	(121,357)
(Loss) income before equity in income of partnerships and (adjustment to gains) gains on sales of interest in real estate and non operating real estate	(47,954)	3,041	(44,913)	1,967	2,176	4,143
Equity in income of partnerships	3,041	(3,041)	—	2,176	(2,176)	—
(Adjustment to gains) gains on sales of interests in real estate	(24)	—	(24)	13,113	—	13,113
Gains on sales of non-operating real estate	216	—	216	1,774	—	1,774
Net (loss) income	(44,721)	—	(44,721)	19,030	—	19,030
Less: net loss (income) attributed to noncontrolling interest	4,811	—	4,811	(572)	—	(572)
Net (loss) income attributable to PREIT	(39,910)	—	(39,910)	18,458	—	18,458
Less: preferred share dividends	(3,962)	—	(3,962)	(3,962)	—	(3,962)
Net (loss) income attributable to PREIT common shareholders	$(43,872)	$—	$(43,872)	$14,496	$—	$14,496

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Net of capitalized interest expense of $321 and $110 for the quarters ended December 31, 2015 and 2014, respectively.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Years Ended December 31, 2015 and December 31, 2014
Proportionate Consolidation Method
(in thousands)

	Year Ended December 31, 2015			Year Ended December 31, 2014
	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total (Non GAAP Measure)	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total (Non GAAP Measure)
REVENUE:
Base rent	$271,957	$33,906	$305,863	$278,896	$32,015	$310,911
Expense reimbursements	125,505	14,704	140,209	126,925	13,678	140,603
Percentage rent	5,724	271	5,995	5,124	302	5,426
Lease termination revenue	2,014	74	2,088	2,250	37	2,287
Other real estate revenue	14,997	2,056	17,053	13,401	1,472	14,873
Total real estate revenue	420,197	51,011	471,208	426,596	47,504	474,100
Other income	5,214	—	5,214	6,107	—	6,107
Total revenue	425,411	51,011	476,422	432,703	47,504	480,207
EXPENSES:
Operating expenses:
Property operating expenses:
CAM and real estate taxes	(133,912)	(13,700)	(147,612)	(140,662)	(11,660)	(152,322)
Utilities	(19,674)	(1,618)	(21,292)	(23,993)	(1,251)	(25,244)
Other property operating expenses	(16,461)	(3,175)	(19,636)	(15,772)	(2,904)	(18,676)
Total property operating expenses	(170,047)	(18,493)	(188,540)	(180,427)	(15,815)	(196,242)
Depreciation and amortization	(142,647)	(12,563)	(155,210)	(144,304)	(9,850)	(154,154)
General and administrative expenses	(34,836)	—	(34,836)	(35,518)	—	(35,518)
Provision for employee separation expense	(2,087)	—	(2,087)	(4,961)	—	(4,961)
Acquisition costs and other expenses	(6,108)	(62)	(6,170)	(4,937)	(397)	(5,334)
Total operating expenses	(355,725)	(31,118)	(386,843)	(370,147)	(26,062)	(396,209)
Interest expense, net (2)	(81,096)	(10,353)	(91,449)	(82,165)	(10,873)	(93,038)
Impairment of assets	(140,318)	—	(140,318)	(19,695)	—	(19,695)
Total expenses	(577,139)	(41,471)	(618,610)	(472,007)	(36,935)	(508,942)
Loss before equity in income of partnerships and net gains on sales of real estate and non operating real estate	(151,728)	9,540	(142,188)	(39,304)	10,569	(28,735)
Equity in income of partnerships	9,540	(9,540)	—	10,569	(10,569)	—
Gains on sales of interests in real estate, net	12,362	—	12,362	12,699	—	12,699
Gains on sales of non-operating real estate	259	—	259	1,774	—	1,774
Net loss	(129,567)	—	(129,567)	(14,262)	—	(14,262)
Less: net loss attributed to noncontrolling interest	12,884	—	12,884	432	—	432
Net loss attributable to PREIT	(116,683)	—	(116,683)	(13,830)	—	(13,830)
Less: preferred share dividends	(15,848)	—	(15,848)	(15,848)	—	(15,848)
Net loss attributable to PREIT common shareholders	$(132,531)	$—	$(132,531)	$(29,678)	$—	$(29,678)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Net of capitalized interest expense of $1,883 and $604 for the years ended December 31, 2015 and 2014, respectively.

Pennsylvania Real Estate Investment Trust
Statement of Net Operating Income (1)
(in thousands)

	Quarter Ended December 31, 2015			Quarter Ended December 31, 2014
SAME STORE RETAIL/NON SAME STORE	Same	Non Same	Total (Non GAAP Measure)	Same	Non Same	Total (Non GAAP Measure)
Real estate revenue:
Base rent	$72,949	$7,854	$80,803	$72,101	$6,363	$78,464
Expense reimbursements	32,387	3,049	35,436	32,325	2,204	34,529
Percentage rent	4,105	72	4,177	3,628	264	3,892
Lease termination revenue	124	3	127	1,346	31	1,377
Other real estate revenue	5,746	3,140	8,886	5,501	436	5,937
TOTAL REAL ESTATE REVENUE	115,311	14,118	129,429	114,901	9,298	124,199
Property operating expenses:
CAM and real estate taxes	(32,606)	(4,810)	(37,416)	(32,795)	(3,893)	(36,688)
Utilities	(4,035)	(601)	(4,636)	(4,294)	(572)	(4,866)
Other operating expenses	(3,910)	(1,066)	(4,976)	(4,170)	(815)	(4,985)
TOTAL PROPERTY OPERATING EXPENSES	(40,551)	(6,477)	(47,028)	(41,259)	(5,280)	(46,539)
NET OPERATING INCOME	$74,760	$7,641	$82,401	$73,642	$4,018	$77,660

	2015	% change 2014 to 2015	2014
Same store NOI variance
Same store NOI (2)	$74,760	1.5%	$73,642
Same store NOI excluding lease terminations	$74,636	3.2%	$72,296

	Year Ended December 31, 2015			Year Ended December 31, 2014
SAME STORE RETAIL/NON SAME STORE	Same	Non Same	Total (Non GAAP Measure)	Same	Non Same	Total (Non GAAP Measure)
Real estate revenue:
Base rent	$273,678	$32,185	$305,863	$270,730	$40,181	$310,911
Expense reimbursements	128,070	12,139	140,209	126,865	13,738	140,603
Percentage rent	5,871	124	5,995	5,083	343	5,426
Lease termination revenue	1,929	159	2,088	1,863	424	2,287
Other real estate revenue	12,642	4,411	17,053	12,741	2,132	14,873
TOTAL REAL ESTATE REVENUE	422,190	49,018	471,208	417,282	56,818	474,100
Property operating expenses:
CAM and real estate taxes	(128,652)	(18,960)	(147,612)	(128,852)	(23,470)	(152,322)
Utilities	(18,243)	(3,049)	(21,292)	(21,221)	(4,023)	(25,244)
Other operating expenses	(15,485)	(4,151)	(19,636)	(13,957)	(4,719)	(18,676)
TOTAL PROPERTY OPERATING EXPENSES	(162,380)	(26,160)	(188,540)	(164,030)	(32,212)	(196,242)
NET OPERATING INCOME	$259,810	$22,858	$282,668	$253,252	$24,606	$277,858

	2015	% change 2014 to 2015	2014
Same store NOI variance
Same store NOI (2)	$259,810	2.6%	$253,252
Same store NOI excluding lease terminations	$257,881	2.6%	$251,389

(1)	PREIT's proportionate share of partnership operations is "grossed up" to reflect the Company's share of the total revenue and expenses of the underlying properties.

(2)	Same store NOI definition can be found on page 26.

Pennsylvania Real Estate Investment Trust
Computation of Earnings Per Share
(in thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Net (loss) income	$(44,721)	$19,030	$(129,567)	$(14,262)
Preferred share dividends	(3,962)	(3,962)	(15,848)	(15,848)
Noncontrolling interest	4,811	(572)	12,884	432
Dividends on unvested restricted shares	(74)	(88)	(315)	(380)
Net (loss) income used to calculate (loss) earnings per share - basic and diluted	$(43,946)	$14,408	$(132,846)	$(30,058)

Basic (loss) earnings per share	$(0.64)	$0.21	$(1.93)	$(0.44)

Diluted (loss) earnings per share	$(0.64)	$0.21	$(1.93)	$(0.44)

Weighted average common shares outstanding	69,189	68,793	69,120	68,700
Weighted average unvested restricted shares	(358)	(440)	(380)	(483)
Weighted average shares outstanding - basic	68,831	68,353	68,740	68,217
Weighted average effect of common share equivalents (1)	—	798	—	—
Total weighted average shares outstanding - diluted	68,831	69,151	68,740	68,217

(1)
For the quarter ended December 31, 2015 and years ended December 31, 2015 and 2014, respectively, there are net losses allocable to common shareholders. Therefore, the effect of common share equivalents of 449 for the quarter ended December 31, 2015, and 485 and 696 for the years ended December 31, 2015 and 2014, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust
Funds From Operations and Funds Available for Distribution
(in thousands, except per share amounts)

	Quarter Ended December 31, 2015			Quarter Ended December 31, 2014
	Consolidated	PREIT’s share of unconsolidated partnerships	Total (Non GAAP Measure)	Consolidated	PREIT’s share of unconsolidated partnerships	Total (Non GAAP Measure)
FUNDS FROM OPERATIONS (FFO)
Real estate revenue	$115,711	$13,718	$129,429	$110,054	$14,145	$124,199
Property operating expenses	(42,138)	(4,890)	(47,028)	(41,420)	(5,119)	(46,539)
NET OPERATING INCOME	73,573	8,828	82,401	68,634	9,026	77,660
General and administrative expenses	(9,212)	—	(9,212)	(9,294)	—	(9,294)
Provision for employee separation expense	(1,951)	—	(1,951)	—	—	—
Other income	913	—	913	1,301	—	1,301
Acquisition costs and other expenses	(413)	—	(413)	(1,607)	(377)	(1,984)
Interest expense, net	(20,157)	(2,588)	(22,745)	(20,373)	(2,691)	(23,064)
Depreciation on non real estate assets	(368)	—	(368)	(447)	—	(447)
Gains on sales of non operating real estate	216	—	216	1,774	—	1,774
Preferred share dividends	(3,962)	—	(3,962)	(3,962)	—	(3,962)
Funds from operations attributable to common shareholders and OP Unit holders	38,639	6,240	44,879	36,026	5,958	41,984
Depreciation on real estate assets	(36,341)	(3,199)	(39,540)	(36,247)	(3,782)	(40,029)
Equity in income of partnerships	3,041	(3,041)	—	2,176	(2,176)	—
Impairment of assets	(53,998)	—	(53,998)	—	—	—
(Adjustment to gains) gains on sales of interests in real estate	(24)	—	(24)	13,113	—	13,113
Preferred share dividends	3,962	—	3,962	3,962	—	3,962
Net income	$(44,721)	$—	$(44,721)	$19,030	$—	$19,030
Funds from operations attributable to common shareholders and OP Unit holders	$38,639	$6,240	$44,879	$36,026	$5,958	$41,984
Acquisition costs	—	—	—	926	—	926
Provision for employee separation expenses	1,951	—	1,951	—	—	—
Loss on hedge ineffectiveness	—	—	—	406	—	406
Funds from operations attributable to common shareholders and OP Unit holders, as adjusted	$40,590	$6,240	$46,830	$37,358	$5,958	$43,316
FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
Funds from operations attributable to common shareholders and OP Unit holders	$40,590	$6,240	$46,830	$37,358	$5,958	$43,316
Adjustments:
Straight line rent	(552)	(175)	(727)	(303)	(67)	(370)
Recurring capital expenditures	(9,320)	(371)	(9,691)	(13,821)	(280)	(14,101)
Tenant allowances	(5,687)	(263)	(5,950)	(10,597)	(29)	(10,626)
Capitalized leasing costs	(1,417)	—	(1,417)	(1,223)	—	(1,223)
Amortization of above- and below-market lease intangibles	(66)	(80)	(146)	(83)	42	(41)
FAD	$23,548	$5,351	$28,899	$11,331	$5,624	$16,955
Weighted average number of shares outstanding			68,831			68,353
Weighted average effect of full conversion of OP Units			8,341			2,124
Effect of common share equivalents			449			798
Total weighted average shares outstanding, including OP Units			77,621			71,275
FUNDS FROM OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS			$0.58			$0.59
FUNDS FROM OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS, AS ADJUSTED			$0.60			$0.61
FAD ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS			$0.37			$0.24
DIVIDEND PER COMMON SHARE			$0.21			$0.20

Pennsylvania Real Estate Investment Trust
Funds From Operations and Funds Available for Distribution
(in thousands, except per share amounts)

	Year Ended December 31, 2015				Year Ended December 31, 2014
	Consolidated	PREIT’s share of unconsolidated partnerships	Total (Non GAAP Measure)		Consolidated	PREIT’s share of unconsolidated partnerships	Total (Non GAAP Measure)
FUNDS FROM OPERATIONS (FFO)
Real estate revenue	$420,197	$51,011	$471,208		$426,596	$47,504	$474,100
Property operating expenses	(170,047)	(18,493)	(188,540)		(180,427)	(15,815)	(196,242)
NET OPERATING INCOME	250,150	32,518	282,668		246,169	31,689	277,858
General and administrative expenses	(34,836)	—	(34,836)		(35,518)	—	(35,518)
Provision for employee separation expense	(2,087)	—	(2,087)		(4,961)	—	(4,961)
Other income	5,214	—	5,214		6,107	—	6,107
Acquisition costs and other expenses	(6,108)	(62)	(6,170)		(4,937)	(397)	(5,334)
Interest expense, net	(81,096)	(10,353)	(91,449)		(82,165)	(10,873)	(93,038)
Depreciation on non real estate assets	(1,505)	—	(1,505)		(1,621)	—	(1,621)
Gains on sales of non operating real estate	259	—	259		1,774	—	1,774
Preferred share dividends	(15,848)	—	(15,848)		(15,848)	—	(15,848)
Funds from operations attributable to common shareholders and OP Unit holders	114,143	22,103	136,246		109,000	20,419	129,419
Depreciation on real estate assets	(141,142)	(12,563)	(153,705)		(142,683)	(9,850)	(152,533)
Impairment of assets	(140,318)	—	(140,318)		(19,695)	—	(19,695)
Equity in income of partnerships	9,540	(9,540)	—		10,569	(10,569)	—
Gains on sales of interests in real estate, net	12,362	—	12,362		12,699	—	12,699
Preferred share dividends	15,848	—	15,848		15,848	—	15,848
Net loss	$(129,567)	$—	$(129,567)		$(14,262)	$—	$(14,262)
Funds from operations attributable to common shareholders and OP Unit holders	$114,143	$22,103	$136,246		$109,000	$20,419	$129,419
Provision for employee separation expenses	2,087	—	2,087		4,961	—	4,961
Acquisition costs	3,470	—	3,470		3,441	—	3,441
Loss on hedge ineffectiveness	512	—	512		1,761	—	1,761
Accelerated amortization of deferred financing costs	1,071	—	1,071		—	—	—
Funds from operations attributable to common shareholders and OP Unit holders, as adjusted	$121,283	$22,103	$143,386		$119,163	$20,419	$139,582
FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
Funds from operations attributable to common shareholders and OP Unit holders	$121,283	$22,103	$143,386		$119,163	$20,419	$139,582
Adjustments:
Straight line rent	(1,980)	(511)	(2,491)		(1,467)	(110)	(1,577)
Recurring capital expenditures	(18,778)	(760)	(19,538)		(23,331)	(610)	(23,941)
Tenant allowances	(21,845)	(766)	(22,611)		(30,381)	(524)	(30,905)
Capitalized leasing costs	(6,255)	—	(6,255)		(5,446)	—	(5,446)
Amortization of above- and below-market lease intangibles	(273)	21	(252)		(979)	(53)	(1,032)
FAD	$72,152	$20,087	$92,239		$57,559	$19,122	$76,681
Weighted average number of shares outstanding			68,740				68,217
Weighted average effect of full conversion of OP Units			6,830				2,128
Effect of common share equivalents			485				696
Total weighted average shares outstanding, including OP Units			76,055				71,041
FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS			$1.79				$1.82
FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS, AS ADJUSTED			$1.89				$1.96
FAD ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS			$1.21				$1.08
DIVIDEND PER COMMON SHARE			$0.84				$0.80
PAYOUT RATIOS
PAYOUT RATIO OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS			46.9%	(1)			44.0%	(2)
PAYOUT RATIO OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS, AS ADJUSTED			45.4%	(1)			40.8%	(2)
PAYOUT RATIO OF FAD ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS			64.6%	(1)			74.1%	(2)

(1)	Twelve months ended December 31, 2015.

(2)	Twelve months ended December 31, 2014.

Pennsylvania Real Estate Investment Trust
2015 Leasing Activity Summary

			Avg Gross Rent psf		Change in Gross Rent psf		Annualized Tenant Improvements psf (2)
	Number	GLA	Previous	New(1)	Dollar	%
New Leases - non anchor tenants less than 10k sf: (3)
1st Quarter	23	43,481	N/A	$70.36	$70.36	N/A	$5.73
2nd Quarter	44	94,220	N/A	56.36	56.36	N/A	10.57
3rd Quarter	40	73,446	N/A	47.88	47.88	N/A	5.87
4th Quarter	31	74,358	N/A	40.71	40.71	N/A	7.33
Total/Average	138	285,505	N/A	$52.23	$52.23	N/A	$7.78

New Leases - non anchor tenants 10k sf or greater: (3)
1st Quarter	1	13,000	N/A	$22.49	$22.49	N/A	$12.64
2nd Quarter	2	23,785	N/A	15.41	15.41	N/A	1.44
3rd Quarter	5	99,332	N/A	13.82	13.82	N/A	14.06
4th Quarter	3	71,469	N/A	12.97	12.97	N/A	13.29
Total/Average	11	207,586	N/A	$14.25	$14.25	N/A	$12.26

Renewal - non anchor tenants less than 10k sf : (4)
1st Quarter	60	137,227	$45.25	$45.95	$0.70	1.5%	$0.18
2nd Quarter	78	255,466	37.64	39.39	1.75	4.6%	—
3rd Quarter	77	181,961	40.96	43.97	3.01	7.3%	0.01
4th Quarter	97	225,524	44.68	47.89	3.21	7.2%	0.13
Total/Average	312	800,178	$41.68	$43.95	$2.27	5.4%	$0.07

Renewal - non anchor tenants 10k sf or greater: (4)
1st Quarter	1	12,608	$13.00	$13.50	$0.50	3.8%	$—
2nd Quarter	9	253,119	23.39	24.38	0.99	4.2%	—
3rd Quarter	2	26,230	57.73	68.36	10.63	18.4%	—
4th Quarter	11	215,481	13.28	14.64	1.36	10.2%	0.31
Total/Average	23	507,438	$20.61	$22.25	$1.63	7.9%	$0.13

New Leases - Anchor Tenants: (3)
1st Quarter	—	—	N/A	$—	$—	N/A	$—
2nd Quarter	1	48,208	N/A	5.23	5.23	N/A	—
3rd Quarter	—	—	N/A	—	—	N/A	—
4th Quarter	2	105,000	N/A	17.20	17.20	N/A	1.66
Total/Average	3	153,208	N/A	$13.43	$13.43	N/A	$1.14

Renewal Leases - Anchor Tenants: (4)
1st Quarter	—	—	$—	$—	$—	N/A	$—
2nd Quarter	8	963,256	4.59	4.59	—	—%	—
3rd Quarter	2	286,293	3.38	3.38	—	—%	—
4th Quarter	—	—	—	—	—	N/A	—
Total/Average	10	1,249,549	$4.31	$4.31	$—	—%	$—

(1)	New rent is the initial amount payable upon rent commencement, excluding percentage rent. In certain cases, a lower rent may be payable until certain conditions in the lease are satisfied.

(2)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.

(3)	This category includes newly constructed and recommissioned space.

(4)	This category includes leases for reconfigured spaces and lease extensions.

Pennsylvania Real Estate Investment Trust
Summarized Sales and Rent Per Square Foot and Occupancy Percentages

	December 31, 2015						December 31, 2014						Change
	% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent (1)(2)	Occ. Cost	Occupancy		% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent (1)(2)	Occ. Cost	Occupancy		Avg. Comp Sales	Avg. Gross Rent (1)(2)	Occ. Cost	Occupancy
					Total	Non-Anchor					Total	Non-Anchor				Total	Non-Anchor

Premier Malls	34.5%	$565	$71.91	13.1%	98.1%	97.1%	34.3%	$543	$69.31	13.3%	98.2%	97.3%	4.1%	3.8%	(0.2)%	(0.1)%	(0.2)%
Core Growth Malls - Major Markets	28.2%	$377	$45.79	13.2%	93.5%	92.9%	28.5%	$349	$43.20	13.5%	96.6%	93.9%	8.0%	6.0%	(0.3)%	(3.1)%	(1.0)%
Core Growth Malls - Market Dominant	17.6%	$386	$44.13	12.3%	97.0%	93.5%	16.8%	$352	$41.29	12.4%	98.0%	95.7%	9.7%	6.9%	(0.1)%	(1.0)%	(2.2)%
Non Core Malls	8.2%	$300	$30.63	11.2%	93.5%	90.3%	8.3%	$273	$28.95	11.4%	95.7%	94.7%	9.9%	5.8%	(0.2)%	(2.2)%	(4.4)%
Total Same Store Malls	88.5%	$429	$51.10	12.8%	95.4%	93.7%	87.9%	$399	$48.18	13.0%	97.2%	95.3%	7.5%	6.1%	(0.2)%	(1.8)%	(1.6)%
Non Same Store Redevelopment Mall	3.8%	$507	$63.76	N/A	85.8%	80.8%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Malls	92.3%	$432	$51.64	12.8%	94.9%	92.9%	87.9%	$399	$48.18	13.0%	97.2%	95.3%	8.3%	7.2%	(0.2)%	(2.3)%	(2.4)%
Other Retail Properties	3.9%	N/A	$25.38	N/A	96.7%	96.5%	3.5%	N/A	$18.05	N/A	99.9%	99.9%	N/A	40.6%	N/A	(3.2)%	(3.4)%
Total Retail Properties	96.2%	N/A	$46.29	N/A	95.0%	93.3%	91.4%	N/A	$43.08	N/A	97.3%	95.8%	N/A	7.5%	N/A	(2.3)%	(2.5)%
Sold Properties (3)	1.3%	N/A	N/A	N/A	N/A	N/A	2.4%	$259	$26.20	N/A	90.1%	82.7%	N/A	N/A	N/A	N/A	N/A
Other Properties (4)	2.5%	N/A	N/A	N/A	N/A	N/A	6.2%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Portfolio	100.0%	$432	$46.29		95.0%	93.3%	100.0%	$393	$42.28		96.9%	95.0%	9.9%	9.5%		(1.9)%	(1.7)%

(1)
Average gross rent for malls includes all non-anchor space owned by the Company and leased to tenants that occupy individual spaces of less than 10,000 square feet. Average gross rent for other retail properties includes all non-anchor space owned by the Company regardless of size.

(2)	Average gross rent for mall tenants greater than 10,000 sf was $19.13 per square foot as of December 31, 2015 and 18.49 per square foot as of December 31, 2014.

(3)	Sold properties include Springfield Park, Uniontown Mall and Voorhees Town Center. Average comp sales information as of December 31, 2014 includes Uniontown Mall and Voorhees Town Center.

(4)	Operating metrics for Fashion Outlets of Philadelphia as of December 31, 2015 and 2014, respectively, are excluded because the property is under redevelopment.

Pennsylvania Real Estate Investment Trust
Mall Occupancy Percentage and Sales Per Square Foot

	December 31, 2015			December 31, 2014			Change
	Avg Comp Sales (1)(2)	Total Occ % (2)	Non Anchor Occup. % (2)	Avg Comp Sales (1)(2)	Total Occ % (2)	Non Anchor Occup. % (2)	Avg Comp Sales (1)(2)	Total Occ % (2)	Non Anchor Occup. % (2)
Premier Malls
Cherry Hill Mall	$652	96.8%	96.1%	$623	97.2%	96.6%	4.7%	(0.4)%	(0.5)%
Willow Grove Park	571	99.3%	98.6%	553	98.4%	96.8%	3.3%	0.9%	1.8%
Lehigh Valley Mall	566	96.9%	94.9%	540	97.2%	95.4%	4.8%	(0.3)%	(0.5)%
Woodland Mall	537	99.6%	99.6%	532	99.6%	99.6%	0.9%	—%	—%
Jacksonville Mall	489	98.2%	96.4%	454	99.6%	99.3%	7.7%	(1.4)%	(2.9)%
Dartmouth Mall	432	99.0%	98.4%	421	99.0%	98.4%	2.6%	—%	—%
Premier Malls Subtotal	$565	98.1%	97.1%	$543	98.2%	97.3%	4.1%	(0.1)%	(0.2)%
Core Growth Malls - Major Markets
The Mall at Prince Georges	$461	98.3%	96.3%	$436	99.8%	99.5%	5.7%	(1.5)%	(3.2)%
Patrick Henry Mall	420	95.6%	93.6%	386	97.4%	96.3%	8.8%	(1.8)%	(2.7)%
Valley Mall	409	97.6%	96.0%	375	97.0%	94.9%	9.1%	0.6%	1.1%
Springfield Mall	408	98.1%	98.1%	389	95.2%	95.2%	4.9%	2.9%	2.9%
Francis Scott Key Mall	363	98.6%	97.8%	345	99.5%	99.2%	5.2%	(0.9)%	(1.4)%
Moorestown Mall	361	94.3%	87.4%	340	95.3%	89.5%	6.2%	(1.0)%	(2.1)%
Cumberland Mall	340	88.7%	94.0%	300	93.1%	88.5%	13.3%	(4.4)%	5.5%
Plymouth Meeting Mall	333	93.5%	90.1%	318	93.6%	90.2%	4.7%	(0.1)%	(0.1)%
Exton Square Mall	328	79.7%	87.4%	296	97.4%	94.3%	10.8%	(17.7)%	(6.9)%
Beaver Valley Mall	292	95.3%	89.8%	270	96.5%	92.4%	8.1%	(1.2)%	(2.6)%
Core Growth Malls - Major Markets Subtotal	$377	93.5%	92.9%	$349	96.6%	93.9%	8.0%	(3.1)%	(1.0)%
Core Growth Malls - Market Dominant
Viewmont Mall	$445	99.3%	98.2%	$388	97.6%	93.7%	14.7%	1.7%	4.5%
Capital City Mall	406	98.6%	97.6%	370	98.6%	97.6%	9.7%	—%	—%
Wyoming Valley Mall	391	95.1%	85.8%	385	96.4%	89.6%	1.6%	(1.3)%	(3.8)%
Magnolia Mall	388	99.3%	98.5%	350	99.8%	99.6%	10.9%	(0.5)%	(1.1)%
Valley View Mall	383	96.5%	95.3%	370	98.9%	98.5%	3.5%	(2.4)%	(3.2)%
Crossroads Mall	379	96.2%	91.8%	331	97.6%	94.8%	14.5%	(1.4)%	(3.0)%
Logan Valley Mall	328	95.4%	89.0%	292	98.4%	96.2%	12.3%	(3.0)%	(7.2)%
Core Growth Malls - Market Dominant Subtotal	$386	97.0%	93.5%	$352	98.0%	95.7%	9.7%	(1.0)%	(2.2)%
Non Core Malls
Washington Crown Center	$329	95.7%	92.1%	$327	95.7%	92.1%	0.6%	—%	—%
Gadsden Mall	312	96.8%	92.1%	282	98.1%	95.2%	10.6%	(1.3)%	(3.1)%
Palmer Park Mall	311	94.6%	82.9%	303	96.2%	87.9%	2.6%	(1.6)%	(5.0)%
Wiregrass Commons Mall	304	94.7%	92.3%	264	94.6%	92.1%	15.2%	0.1%	0.2%
New River Valley Mall	294	84.0%	90.7%	263	89.0%	99.0%	11.8%	(5.0)%	(8.3)%
Lycoming Mall	274	94.5%	89.3%	246	98.7%	97.4%	11.4%	(4.2)%	(8.1)%
Non Core Malls Subtotal	$300	93.5%	90.3%	$273	95.7%	94.7%	9.9%	(2.2)%	(4.4)%
Total Same Store Malls weighted average	$429	95.4%	93.7%	$399	97.2%	95.3%	7.5%	(1.8)%	(1.6)%
Non Same Store Redevelopment Mall
Springfield Town Center	$507	85.8%	80.8%	N/A	N/A	N/A	N/A	N/A	N/A
Total Continuing Malls weighted average	$432	94.9%	92.9%	$399	97.2%	95.3%	8.3%	(2.3)%	(2.4)%
Sold Properties	N/A	N/A	N/A	$259	88.7%	81.5%	N/A	N/A	N/A
Total Malls weighted average	$432	94.9%	92.9%	$393	96.7%	94.5%	9.9%	(1.8)%	(1.6)%
Total Malls excluding Palmer Park Mall	$435	94.9%	93.0%	$395	96.7%	94.6%	10.1%	(1.8)%	(1.6)%

(1)
Based on reported sales by all comparable non-anchor tenants that lease individual spaces of less than 10,000 square feet and have occupied the space for at least 24 months excluding Springfield Town Center which is 12 months.

(2)	Average comp sales and total and non anchor occupancy for Fashion Outlets of Philadelphia as of December 31, 2015 and 2014, respectively, are excluded because the property is under redevelopment.

Pennsylvania Real Estate Investment Trust
Top Twenty Tenants

Tenant	Brands	Total Number of Locations (1)	Percentage of Annualized Gross Rent (2)
L Brands, Inc.	Bath & Body Works, Henri Bendel, Pink, Victoria's Secret	63	3.7%
Signet Jewelers Limited	J.B. Robinson Jewelers, Kay Jewelers, LeRoy's, Marks and Morgan Jewelers, Piercing Pagoda, Plumb Gold, Shaw's Jewelers, Silver & Gold Connection, Totally Pagoda, Zale's Jewelers	96	3.3%
Foot Locker, Inc.	Champs, Foot Locker, Footaction, House of Hoops by Foot Locker, Kids Foot Locker, Lady Foot Locker, Nike Yardline	56	3.1%
Gap, Inc.	Banana Republic, Gap/Gap Kids/Gap Outlet/Baby Gap, Old Navy	36	2.7%
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	33	2.5%
J.C. Penney Company, Inc.	JC Penney	23	2.5%
Ascena Retail Group, Inc.	Ann Taylor, Dress Barn, Justice, Lane Bryant, Loft, Maurices	47	1.9%
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream	12	1.7%
Macy's, Inc. (3)	Bloomingdale's, Macy's	23	1.6%
Genesco, Inc.	Hat Shack, Hat World, Johnston & Murphy, Journey's, Journey's Kidz, Lids, Lids Locker Room, Shi by Journey's, Underground by Journey's	61	1.6%
Sears Holding Corporation (4)	K-Mart, Sears	20	1.5%
Regal Entertainment Group	Regal Cinemas	5	1.4%
Luxottica Group S.p.A.	Lenscrafters, Pearle Vision, Sunglass Hut/Watch Station	40	1.3%
Abercrombie & Fitch Co.	abercrombie, Abercrombie & Fitch, Hollister Co.	17	1.3%
Forever 21, Inc.	Forever 21	9	1.3%
Advent CR Holdings, Inc.	Charlotte Russe	18	1.2%
The Children's Place Retail Stores, Inc.	The Children's Place	26	1.1%
Boscov's Department Store	Boscov's	7	1.1%
The Finish Line, Inc.	Finish Line	18	1.1%
Shoe Show, Inc.	Shoe Dept., Shoe Dept. Encore	22	1.0%
Total Top 20 Tenants		632	36.9%
Total Leases		2,592	100.00%

(1)	Excludes tenants from Fashion Outlets of Philadelphia.

(2)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(3)	Includes a tenant owned store at Valley Mall which the tenant announced it will close in 2016.

(4)	Includes a tenant owned K-Mart store at Exton Square Mall which the tenant intends to close in 2016.

Pennsylvania Real Estate Investment Trust
Lease Expirations as of December 31, 2015
(dollars in thousands except psf amounts)

Non-Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (2)	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2015 and Prior	139	332,214	3.1%	$14,207	$13,564	3.9%	$42.76
2016	395	1,287,072	12.1%	48,955	45,674	13.1%	38.04
2017	421	1,301,759	12.2%	50,939	46,763	13.4%	39.13
2018	278	1,268,192	11.9%	44,651	40,223	11.6%	35.21
2019	257	1,013,923	9.5%	37,085	34,126	9.8%	36.58
2020	205	1,166,211	10.9%	34,573	30,020	8.6%	29.65
2021	146	795,152	7.4%	26,821	23,175	6.7%	33.73
2022	118	486,314	4.6%	21,593	18,959	5.5%	44.40
2023	126	720,854	6.7%	26,258	23,614	6.8%	36.43
2024	155	638,573	6.0%	29,817	28,094	8.1%	46.69
2025	204	913,002	8.5%	37,243	28,189	8.1%	40.79
Thereafter	78	754,489	7.1%	21,301	15,427	4.4%	28.23
Total/Average	2,522	10,677,755	100.0%	$393,443	$347,828	100.0%	$36.85

Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring (4)	Expiring GLA	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2016	10	990,212	11.9%	$3,761	$3,761	10.5%	$3.80
2017	9	1,319,105	15.9%	4,560	4,209	11.7%	3.46
2018	8	993,739	11.9%	4,451	4,451	12.4%	4.48
2019	16	1,717,860	20.6%	5,821	5,821	16.2%	3.39
2020	11	1,319,127	15.9%	6,680	6,680	18.6%	5.06
2021	7	789,538	9.5%	5,106	3,910	10.9%	6.47
2022	4	521,173	6.3%	2,647	2,647	7.4%	5.08
2023	—	—	—%	—	—	—%	N/A
2024	—	—	—%	—	—	—%	N/A
2025	2	390,245	4.7%	1,275	1,275	3.6%	3.27
Thereafter	3	277,509	3.3%	3,116	3,116	8.7%	11.23
Total/Average	70	8,318,508	100.0%	$37,417	$35,870	100.0%	$4.50

(1)	Only includes owned space. Excludes Fashion Outlets of Philadelphia.

(2)	Does not include tenants occupying space under license agreements with initial terms of less than one year. The GLA of these tenants is 639,898 square feet.

(3)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(4)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust
Property Information as of December 31, 2015
(GLA in thousands)

					Landlord Owned Anchors								Anchor Stores Not Owned							Non-Anchor Occupied
Properties	State	Ownership	Date Acquired	Year Built/ Last Renovated	Nordstrom	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Large Format	Small Shop	Vacant	Total GLA
Premier Malls
Cherry Hill Mall	NJ	100%	2003	1961/2009	138	—	—	—	—	—	—	138	305	174	—	—	—	—	479	228	433	27	1,305
Dartmouth Mall	MA	100%	1997	1971/2000	—	—	100	108	—	—	—	208	140	—	—	—	—	—	140	142	175	5	670
Jacksonville Mall	NC	100%	2003	1981/2008	—	—	52	117	—	—	73	242	—	—	—	—	—	—	—	113	131	9	495
Lehigh Valley Mall	PA	50%	1973	1977/2007	—	212	—	—	165	—	—	377	—	207	—	—	—	—	207	179	375	30	1,168
Springfield Town Center	VA	100%	2015	1974/2015	—	252	—	—	—	—	—	252	—	209	—	—	—	181	390	294	290	139	1,365
Willow Grove Park	PA	100%	2000-03	1982/2001	40	225	125	—	—	—	—	390	237	—	176	—	—	—	413	87	284	5	1,179
Woodland Mall			2005	1968/1998	—	—	—	—	—	—	—	—	157	255	313	—	—	—	725	167	275	2	1,169
Total Premier Malls					178	689	277	225	165	—	73	1,607	839	845	489	—	—	181	2,354	1,210	1,963	217	7,351
Core Growth Malls - Major Markets
Beaver Valley Mall	PA	100%	2002	1970/1991	—	—	126	191	194	—	—	511	205	—	—	—	—	—	205	207	186	45	1,154
Cumberland Mall	NJ	100%	2005	1973/2003	—	—	—	—	—	—	213	213	—	—	—	155	—	118	273	223	161	76	946
Exton Square Mall (1)	PA	100%	2003	1973/2000	—	—	—	144	178	—	—	322	181	—	96	—	—	—	277	58	265	164	1,086
Francis Scott Key Mall	MD	100%	2003	1978/1991	—	—	101	121	—	—	—	222	139	—	—	—	—	—	139	181	205	9	756
Moorestown Mall	NJ	100%	2003	1963/2008	—	—	—	206	203	—	—	409	200	—	—	—	—	121	321	88	210	43	1,071
Patrick Henry Mall	VA	100%	2003	1988/2005	—	—	85	—	—	—	50	135	140	—	—	—	—	145	285	38	240	19	717
Plymouth Meeting Mall	PA	100%	2003	1966/2009	—	—	—	—	189	—	65	254	215	—	—	—	—	—	215	198	234	47	948
The Mall at Prince Georges	MD	100%	1998	1959/2004	—	196	149	—	—	—	135	480	—	—	—	—	—	—	—	155	266	16	917
Springfield Mall	PA	50%	2005	1974/1997	—	—	—	—	—	—	—	—	192	—	—	—	—	196	388	10	209	4	611
Valley Mall (2)	MD	100%	2003	1974/1999	—	—	157	—	—	123	—	280	120	—	123	—	—	—	243	127	247	16	913
Total Core Growth Malls - Major Markets					—	196	618	662	764	123	463	2,826	1,392	—	219	155	—	580	2,346	1,285	2,223	439	9,119
(continued on next page)

Pennsylvania Real Estate Investment Trust
Property Information as of December 31, 2015 (continued)
(GLA in thousands)

					Landlord Owned Anchors								Anchor Stores Not Owned							Non-Anchor Occupied
Properties	State	Ownership	Date Acquired	Year Built/ Last Renovated	Nordstrom	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Large Format	Small Shop	Vacant	Total GLA
Core Growth Malls - Market Dominant
Capital City Mall	PA	100%	2003	1974/2005	—	—	103	101	—	—	—	204	120	—	—	—	—	—	120	85	202	7	618
Crossroads Mall	WV	100%	2003	1981	—	—	90	87	—	—	78	255	—	—	—	—	—	—	—	74	122	18	469
Logan Valley Mall	PA	100%	2003	1960/1997	—	150	146	159	—	—	—	455	—	—	—	—	—	—	—	82	210	36	783
Magnolia Mall	SC	100%	1997	1979/2007	—	—	104	91	—	—	148	343	—	—	—	—	—	—	—	99	173	4	619
Valley View Mall	WI	100%	2003	1980/2001	—	—	96	—	—	—	—	96	100	—	113	—	42	—	255	99	167	13	630
Viewmont Mall	PA	100%	2003	1968/2006	—	—	193	193	—	—	—	386	140	—	—	—	—	—	140	76	164	4	770
Wyoming Valley Mall	PA	100%	2003	1971/2006	—	146	173	118	—	155	—	592	—	—	—	—	—	—	—	87	186	45	910
Total Core Growth Malls - Market Dominant					—	296	905	749	—	155	226	2,331	360	—	113	—	42	—	515	602	1,224	127	4,799
Non Core Malls
Gadsden Mall	AL	100%	2005	1974/1990	—	—	88	112	—	—	101	301	—	—	—	—	—	—	—	96	94	16	507
Lycoming Mall	PA	100%	2003	1978/2007	—	—	62	130	—	60	81	333	120	—	—	—	—	—	120	149	166	38	806
New River Valley Mall	VA	100%	2003	1988/2007	—	—	50	—	—	—	89	139	—	—	—	—	—	—	—	135	116	74	464
Palmer Park Mall	PA	100%	1972/2003	1972/1998	—	—	—	—	192	122	—	314	—	—	—	—	—	—	—	—	119	25	458
Washington Crown Center	PA	100%	2003	1969/1999	—	—	—	83	—	78	84	245	140	—	—	—	—	—	140	141	124	23	673
Wiregrass Commons Mall	AL	100%	2003	1986/2008	—	—	—	—	—	—	95	95	—	84	—	—	—	248	332	10	182	16	635
Total Non Core Malls					—	—	200	325	192	260	450	1,427	260	84	—	—	—	248	592	531	801	192	3,543
Other Retail Properties
Street Level Retail (2 properties)	PA	100%	2014	1910/1960	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	38	31	—	69
Gloucester Premium Outlets	NJ	25%	2013	2015	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	37	281	52	370
Metroplex Shopping Center	PA	50%	1997	1996	—	—	—	—	—	—	67	67	—	—	—	—	—	301	301	354	56	—	778
The Court at Oxford Valley	PA	50%	1998	1998	—	—	—	—	—	—	60	60	—	—	—	—	—	247	247	343	54	1	705
Red Rose Commons	PA	50%	1998	1998	—	—	—	—	—	—	—	—	—	—	—	—	—	200	200	248	15	—	463
Total Other Retail Properties					—	—	—	—	—	—	127	127	—	—	—	—	—	748	748	1,020	437	53	2,385

Portfolio Total					178	1,181	2,000	1,961	1,121	538	1,339	8,318	2,851	929	821	155	42	1,757	6,555	4,648	6,648	1,028	27,197

(1)	Sears intends to close K-Mart, a tenant owned store, at this property in 2016

(2)	Macy's announced it will close this tenant owned store at this property in 2016.

Pennsylvania Real Estate Investment Trust
Department Store Lease Expirations as of December 31, 2015

	Department Store Tenants
Properties	Belk	Bon-Ton	Boscov’s	Burlington Coat Factory	Dillard’s	JCPenney	Kohl’s	Lord & Taylor	Macy’s	Nordstrom	Sears	Target
Premier Malls
Cherry Hill Mall	—	—	—	—	—	(2)	—	—	(2)	2025	—	—
Dartmouth Mall	—	—	—	—	—	2019	—	—	(2)	—	2021	—
Jacksonville Mall	2016	—	—	—	—	2020	—	—	—	—	2016	—
Lehigh Valley Mall	—	—	2017	—	—	(2)	—	—	2017	—	—	—
Springfield Town Center	—	—	—	—	—	(2)	—	—	2025	—	—	(2)
Willow Grove Park (3)	—	—	—	—	—	2032	—	—	2022, (2)	2022	(2)	—
Woodland Mall	—	—	—	—	—	(2)	(2)	—	(2)	—	(2)	—

Core Growth Malls - Major Markets
Beaver Valley Mall	—	—	2018	—	—	2017	—	—	(2)	—	2016	—
Cumberland Mall	—	—	(2)	2019	—	—	—	—	—	—	—	—
Exton Square Mall (4)	—	—	2019	—	—	—	—	—	(2)	—	2019, (2)	—
Francis Scott Key Mall	—	—	—	—	—	2021	—	—	(2)	—	2018	—
Moorestown Mall	—	—	2020	—	—	—	—	(2)	(2)	—	2022	—
Patrick Henry Mall	—	—	—	—	(2)	2020	—	—	(2)	—	—	—
Plymouth Meeting Mall	—	—	2021	—	—	—	—	—	(2)	—	—	—
The Mall at Prince Georges	—	—	—	—	—	2021	—	—	2018	—	—	2019
Springfield Mall	—	—	—	—	—	—	—	—	(2)	—	—	(2)
Valley Mall (5)	—	2019	—	—	—	2019	—	—	(2)	—	(2)	—

(continued on next page)

Pennsylvania Real Estate Investment Trust
Department Store Lease Expirations as of December 31, 2015 (continued)

	Department Store Tenants
Properties	Belk	Bon-Ton	Boscov’s	Burlington Coat Factory (1)	Dillard’s	JCPenney	Kohl’s	Lord & Taylor	Macy’s	Nordstrom	Sears	Target
Core Growth Malls - Market Dominant
Capital City Mall	—	—	—	—	—	2020	—	—	(2)	—	2019	—
Crossroads Mall	2019	—	—	—	—	2016	—	—	—	—	2016	—
Logan Valley Mall	—	—	—	—	—	2017	—	—	2020	—	2016	—
Magnolia Mall	2021	—	—	—	—	2017	—	—	—	—	2017	—
Valley View Mall	—	(2)	—	—	—	2020	—	—	(2)	—	(2)	—
Viewmont Mall	—	—	—	—	—	2020	—	—	(2)	—	2020	—
Wyoming Valley Mall	—	2017	—	—	—	2017	—	—	2017	—	2016	—

Non Core Malls
Gadsden Mall	2019	—	—	—	—	2028	—	—	—	—	2019	—
Lycoming Mall	—	2016	—	2019	—	2020	—	—	(2)	—	2018	—
New River Valley Mall	2020	—	—	—	—	2018	—	—	—	—	—	—
Palmer Park Mall	—	2019	2018	—	—	—	—	—	—	—	—	—
Washington Crown Center	—	2018	—	—	—	—	—	—	(2)	—	2019	—
Wiregrass Commons Mall	(2)	—	—	2020	(2)	(2)	—	—	—	—	—	—

Other Retail Properties
Street Level Retail (2 Properties)	—	—	—	—	—	—	—	—	—	—	—	—
Gloucester Premium Outlets	—	—	—	—	—	—	—	—	—	—	—	—
Metroplex Shopping Center	—	—	—	—	—	—	—	—	—	—	—	(2)
The Court at Oxford Valley	—	—	—	—	—	—	—	—	—	—	—	—
Red Rose Commons	—	—	—	—	—	—	—	—	—	—	—	—
Total PREIT Owned Department Stores	5	5	6	4	—	18	—	—	6	2	15	1
Total Non-PREIT Owned Department Stores	1	1	2	—	2	5	1	1	17	—	5	3

(1)	Total PREIT owned Burlington Coat Factory stores includes one store located at Fashion Outlets of Philadelphia.

(2)	Department store is not PREIT owned.

(3)	The property has a Macy’s that is PREIT owned and a Bloomingdale’s that is not PREIT owned.

(4)	The property has a Sears that is PREIT owned and a K-Mart that is not PREIT owned. Sears intends to close the K-Mart in 2016.

(5)	Macy's announced it will close this tenant owned store at this property in 2016.

Pennsylvania Real Estate Investment Trust
Condensed Balance Sheet
Proportionate Consolidation Method (1)
(in thousands, except per share amounts)

	December 31, 2015			December 31, 2014
	GAAP	Share of Unconsolidated Partnerships	Total (Non GAAP Measure)	GAAP	Share of Unconsolidated Partnerships	Total (Non GAAP Measure)
ASSETS
Investments in real estate, at cost
Operating properties	$3,297,520	$302,570	$3,600,090	$3,216,231	$332,950	$3,549,181
Construction in progress	64,019	62,642	126,661	60,452	16,578	77,030
Land held for development	6,350	—	6,350	8,721	—	8,721
Total investments in real estate	3,367,889	365,212	3,733,101	3,285,404	349,528	3,634,932
Accumulated depreciation	(1,015,647)	(95,768)	(1,111,415)	(1,061,051)	(97,786)	(1,158,837)
Net investments in real estate	2,352,242	269,444	2,621,686	2,224,353	251,742	2,476,095
Investments in partnerships, at equity	161,029	(161,029)	—	140,882	(140,882)	—
Other assets:
Cash and cash equivalents	22,855	14,899	37,754	40,433	7,288	47,721
Rent and other receivables (2)	40,324	4,761	45,085	40,566	3,970	44,536
Intangible assets, net	22,248	4,820	27,068	6,452	6,071	12,523
Deferred costs and other assets, net	81,574	10,705	92,279	87,017	7,252	94,269
Assets held for sale	126,244	—	126,244	—	—	—
Total assets	$2,806,516	$143,600	$2,950,116	$2,539,703	$135,441	$2,675,144
LIABILITIES AND EQUITY
Liabilities:
Mortgage loans	$1,325,495	$202,074	$1,527,569	$1,407,947	$190,310	$1,598,257
Term Loans	400,000	—	400,000	130,000	—	130,000
Revolving Facility	65,000	—	65,000	—	—	—
Tenants’ deposits and deferred rent	14,631	3,492	18,123	15,541	4,078	19,619
Distributions in excess of partnership investments	65,547	(65,547)	—	65,956	(65,956)	—
Fair value of derivative instruments	2,756	—	2,756	2,490	—	2,490
Liabilities related to assets held for sale	69,918	—	69,918	—	—	—
Other liabilities	78,539	3,581	82,120	73,032	7,009	80,041
Total liabilities	2,021,886	143,600	2,165,486	1,694,966	135,441	1,830,407
Equity:
Total equity	784,630	—	784,630	844,737	—	844,737
Total liabilities and equity	$2,806,516	$143,600	$2,950,116	$2,539,703	$135,441	$2,675,144

(1)
Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)
Total includes straight line rent of $27.9 million ($24.2 million consolidated, $3.7 million unconsolidated) as of December 31, 2015 and $27.8 million ($23.7 million consolidated, $4.1 million unconsolidated) as of December 31, 2014.

Pennsylvania Real Estate Investment Trust
Investment in Real Estate (1)
(in thousands)

	December 31, 2015				December 31, 2014
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$75,451	$—	$33,555	$41,896	$74,120	$—	$30,465	$43,655
Capital City Mall	108,254	30	37,284	71,000	99,665	152	34,419	65,398
Cherry Hill Mall	472,726	—	185,049	287,677	470,493	—	163,178	307,315
Crossroads Mall	49,253	198	16,811	32,640	48,872	195	15,098	33,969
Cumberland Mall	70,791	301	19,560	51,532	67,422	375	17,412	50,385
Dartmouth Mall	67,822	—	33,870	33,952	64,544	—	32,540	32,004
Exton Square Mall	157,807	3,919	44,755	116,971	158,622	1	41,473	117,150
Francis Scott Key Mall	90,349	—	31,647	58,702	90,309	1,681	28,480	63,510
Gadsden Mall (2)	—	—	—	—	64,301	—	16,483	47,818
Jacksonville Mall	84,467	—	29,963	54,504	84,173	2	27,148	57,027
Logan Valley Mall	101,991	2,381	34,302	70,070	100,887	—	32,222	68,665
Lycoming Mall (2)	—	—	—	—	79,240	—	26,547	52,693
Magnolia Mall	90,095	4	39,537	50,562	90,725	—	37,033	53,692
Moorestown Mall	144,173	379	44,234	100,318	131,353	2,147	39,061	94,439
New River Valley Mall (2)	—	—	—	—	59,340	—	27,497	31,843
Palmer Park Mall (2)(3)	—	—	—	—	34,717	—	15,003	19,714
Patrick Henry Mall	145,852	—	58,362	87,490	146,434	—	53,642	92,792
Plymouth Meeting Mall	174,040	86	61,886	112,240	169,981	—	54,037	115,944
The Mall at Prince Georges	103,950	—	48,364	55,586	103,738	35	45,879	57,894
Springfield Town Center	474,984	—	8,545	466,439	—	—	—	—
Uniontown Mall (4)	—	—	—	—	43,751	—	15,973	27,778
Valley Mall	101,594	892	34,843	67,643	100,682	177	32,217	68,642
Valley View Mall	79,009	—	22,841	56,168	78,811	1,032	20,426	59,417
Viewmont Mall	101,679	22	32,920	68,781	98,404	—	29,834	68,570
Voorhees Town Center (5)	—	—	—	—	83,501	589	28,152	55,938
Washington Crown Center	52,059	—	18,550	33,509	51,562	30	16,747	34,845
Willow Grove Park	238,499	200	80,707	157,992	236,236	—	73,260	162,976
Wiregrass Commons Mall (2)	—	—	—	—	56,539	—	16,939	39,600
Woodland Mall	193,801	—	57,033	136,768	192,976	—	51,048	141,928
Wyoming Valley Mall	112,869	—	40,801	72,068	112,074	—	37,980	74,094
Total Consolidated Malls	3,291,515	8,412	1,015,419	2,284,508	3,193,472	6,416	1,060,193	2,139,695
Unconsolidated Malls
Fashion Outlets of Philadelphia	84,532	60,727	13,381	131,878	126,515	8,965	15,245	120,235
Lehigh Valley Mall	46,883	677	24,743	22,817	46,423	418	23,750	23,091
Springfield Mall	57,355	59	18,139	39,275	57,017	9	16,670	40,356
Total Unconsolidated Malls	188,770	61,463	56,263	193,970	229,955	9,392	55,665	183,682
TOTAL MALLS	$3,480,285	$69,875	$1,071,682	$2,478,478	$3,423,427	$15,808	$1,115,858	$2,323,377
(continued on next page)

Pennsylvania Real Estate Investment Trust
Investment in Real Estate (1) (continued)
(in thousands)

	December 31, 2015				December 31, 2014
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Other Retail Properties
Monroe Marketplace (6)	$1,515	$—	$86	$1,429	$1,515	$—	$60	$1,455
Pitney Road Plaza (7)	—	—	—	—	1,017	20	13	1,024
Sunrise Plaza (8)	—	1,592	—	1,592	—	—	—	—
Street Level Retail (2 properties) (2)	—	—	—	—	20,227	—	785	19,442
Total Consolidated Other Retail Properties	1,515	1,592	86	3,021	22,759	20	858	21,921
Unconsolidated Other Retail Properties
Gloucester Premium Outlets	25,835	364	414	25,785	3,458	6,401	—	9,859
Metroplex Shopping Center	42,913	30	23,635	19,308	42,919	—	22,125	20,794
The Court at Oxford Valley	27,335	—	10,085	17,250	28,242	—	10,532	17,710
Red Rose Commons	11,421	—	3,239	8,182	13,617	1	5,221	8,397
Springfield Park (9)	—	—	—	—	8,519	—	2,216	6,303
Total Unconsolidated Other Retail Properties	107,504	394	37,373	70,525	96,755	6,402	40,094	63,063
TOTAL OTHER RETAIL PROPERTIES	$109,019	$1,986	$37,459	$73,546	$119,514	$6,422	$40,952	$84,984
Consolidated Properties Under Development
Springhills	$—	$19,229	$—	$19,229	$—	$19,230	$—	$19,230
White Clay Point	—	34,786	—	34,786	—	34,786	—	34,786
Total Consolidated Properties Under Development	—	54,015	—	54,015	—	54,016	—	54,016
Unconsolidated Properties Under Development
Pavilion at Market East	6,296	785	2,132	4,949	6,240	784	2,027	4,997
Total Unconsolidated Properties Under Development	6,296	785	2,132	4,949	6,240	784	2,027	4,997
Other Properties
Land held for development - consolidated	6,349	—	—	6,349	8,721	—	—	8,721
Voorhees Town Center Office Building	4,491	—	142	4,349	—	—	—	—
Total Other Properties	10,840	—	142	10,698	8,721	—	—	8,721
TOTAL DEVELOPMENT AND OTHER PROPERTIES	$17,136	$54,800	$2,274	$69,662	$14,961	$54,800	$2,027	$67,734
TOTAL INVESTMENT IN REAL ESTATE	$3,606,440	$126,661	$1,111,415	$2,621,686	$3,557,902	$77,030	$1,158,837	$2,476,095
CONSOLIDATED PROPERTIES	$3,303,870	$64,019	$1,015,647	$2,352,242	$3,224,952	$60,452	$1,061,051	$2,224,353
UNCONSOLIDATED PROPERTIES	302,570	62,642	95,768	269,444	332,950	16,578	97,786	251,742
TOTAL INVESTMENT IN REAL ESTATE	$3,606,440	$126,661	$1,111,415	$2,621,686	$3,557,902	$77,030	$1,158,837	$2,476,095

(1)
Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Investment in real estate has been reclassed to assets held for sale on the balance sheet.

(3)	The Company sold its interest in the property in February 2016.

(4)	The Company sold its interest in the property in August 2015.

(5)	The Company sold its interest in this property in October 2015.

(6)	Consists of two parcels remaining after sale of the property in 2010.

(7)	Consisted of one parcel remaining after sale of the property in 2010. The Company sold the parcel in July 2015.

(8)	Consists of two parcels remaining after sale of the property in 2010. One parcel is in land held for development. The Company sold a parcel in January 2016 for no gain or loss.

(9)	The Company sold its interest in this property in July 2015.

Pennsylvania Real Estate Investment Trust
Capital Expenditures
(in thousands)

	Quarter Ended December 31, 2015			Year Ended December 31, 2015
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement (1)	$9,559	$4,624	$14,183	$33,022	$19,730	$52,752
New development projects	—	1,795	1,795	61	16,339	16,400
Renovation with no incremental GLA	93	—	93	1,631	—	1,631
Tenant allowances	5,687	263	5,950	21,845	766	22,611
Recurring capital expenditures:
CAM expenditures	9,016	285	9,301	17,037	749	17,786
Non-CAM expenditures	304	86	390	1,741	11	1,752
Total recurring capital expenditures	9,320	371	9,691	18,778	760	19,538
Total	$24,659	$7,053	$31,712	$75,337	$37,595	$112,932

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust
Debt Analysis as of December 31, 2015
(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable	$1,380,736	67.2%	$5,844	0.3%	$1,386,580	67.5%
Unconsolidated mortgage loans payable	180,405	8.8%	21,669	1.1%	202,074	9.9%
Term Loans (2)	350,000	17.0%	50,000	2.4%	400,000	19.4%
2013 Credit Facility	—	—%	65,000	3.2%	65,000	3.2%
TOTAL OUTSTANDING DEBT	$1,911,141	93.0%	$142,513	7.0%	$2,053,654	100.0%
AVERAGE STATED INTEREST RATE	4.37%		2.17%		4.19%

(1)	Includes variable rate debt swapped to fixed rate debt.

(2)	In October 2015, the Company effective swapped $100.0 million of the variable interest rate term loans to a fixed interest rate of 2.80%.

		Average Debt Balance
		Mortgage Debt	2013 Revolving Facility	2014 Term Loans	TOTAL
Beginning Balance	9/30/2015	$1,593,655	$60,000	$400,000	$2,053,655
Mortgage loan amortization		(6,453)	—	—	(6,453)
Gloucester Premium Outlet construction loan draw		1,452	—	—	1,452
2013 Revolving Facility, net		—	5,000	—	5,000
Ending Balance	12/31/2015	$1,588,654	$65,000	$400,000	$2,053,654
Weighted Average Balance		$1,591,881	$53,587	$400,000	$2,045,468

	Debt Maturities (1)
Year	Scheduled Amortization	Mortgage Balance at Maturity	2013 Revolving Facility	2014 Term Loans	Total Debt
2016	$20,262	$219,480	$—	$—	$239,742
2017	20,705	153,283	—	—	173,988
2018	20,710	165,608	65,000	—	251,318
2019	21,480	28,050	—	150,000	199,530
2020	21,302	85,680	—	150,000	256,982
Thereafter	58,749	773,345	—	100,000	932,094
	$163,208	$1,425,446	$65,000	$400,000	$2,053,654

(1)
The weighted average period to mortgage loan maturity is 5.30 years, excluding extension options. Includes 100% of mortgage debt from consolidated properties and our share of mortgage debt from unconsolidated properties, based on our ownership percentage.

Weighted Average Mortgage Interest Rates
Year	Balance	Interest Rate
2016	$220,452	5.55%
2017	153,437	5.46%
2018	167,736	3.47%
2019	28,050	4.38%
2020	94,236	5.90%
Thereafter	924,743	4.31%
Total	$1,588,654	4.60%

Pennsylvania Real Estate Investment Trust
Debt Schedule as of December 31, 2015
(in thousands)

	Debt (1)	Interest Rate	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Mortgage Loans
Valley Mall	$79,268	5.49%	$6,129	$78,996	Mar 2016	Mar 2016
Woodland Mall	141,184	5.58%	10,760	140,484	Apr 2016	Apr 2016
The Mall at Prince Georges	150,000	5.51%	8,384	150,000	June 2017	June 2017
Francis Scott Key Mall (2)	62,625	3.71%	2,350	62,625	Mar 2018	Mar 2018
Viewmont Mall (2)	48,000	3.72%	1,771	48,000	Mar 2018	Mar 2018
Lycoming Mall (2)(3)	33,035	3.72%	2,193	30,907	Mar 2018	Mar 2018
New River Valley Mall (2)(3)(4)	28,050	4.38%	1,255	28,050	Jan 2019	Jan 2019
Valley View Mall	29,678	5.95%	2,290	27,161	July 2020	July 2020
Lehigh Valley Mall	64,558	5.88%	4,972	58,519	July 2020	July 2020
Red Rose Commons	13,967	5.14%	978	12,378	July 2021	July 2021
The Court at Oxford Valley	28,628	5.56%	2,058	25,782	July 2021	July 2021
Capital City Mall	62,165	5.30%	4,379	54,715	Mar 2022	Mar 2022
Cumberland Mall	47,905	4.40%	3,433	38,157	Aug 2022	Aug 2022
Cherry Hill Mall	292,786	3.90%	16,980	251,120	Sept 2022	Sept 2022
Dartmouth Mall	63,736	3.97%	3,825	53,300	Apr 2023	Apr 2023
Metroplex Shopping Center	40,835	5.00%	2,818	33,502	Oct 2023	Oct 2023
Wyoming Valley Mall	77,225	5.17%	5,124	66,747	Dec 2023	Dec 2023
Patrick Henry Mall	95,580	4.35%	5,748	77,591	July 2025	July 2025
Springfield Mall	32,417	4.45%	1,964	26,299	Oct 2025	Oct 2025
Willow Grove Park	169,499	3.88%	9,599	133,754	Oct 2025	Oct 2025
Total Fixed Rate Mortgage Loans	$1,561,141	4.64%	$97,010	$1,398,087
Variable Rate Mortgage Loans
Pavilion East Associates	$3,437	3.06%	$202	$3,283	Aug 2017	Aug 2017
Francis Scott Key Mall	5,844	2.84%	166	5,844	Mar 2018	Mar 2018
Gloucester Premium Outlets	18,232	1.79%	327	18,232	Jun 2018	Jun 2019
Total Variable Rate Mortgage Loans	$27,513	2.17%	$695	$27,359
Total Mortgage Loans	$1,588,654	4.60%	$97,705	$1,425,446
CONSOLIDATED MORTGAGE LOANS	$1,386,580	4.55%	$84,386	$1,247,451
UNCONSOLIDATED MORTGAGE LOANS	202,074	4.96%	13,319	177,995
2014 5 YEAR TERM LOAN (2)	150,000	3.17%	4,750	150,000	Jan 2019	Jan 2019
2014 7 YEAR TERM LOAN (2)	100,000	3.50%	3,497	100,000	Jan 2021	Jan 2021
2015 5 YEAR TERM LOAN FIXED (2)	100,000	2.83%	2,834	100,000	Jun 2020	Jun 2020
2015 5 YEAR TERM LOAN VARIABLE	50,000	1.84%	922	50,000	Jun 2020	Jun 2020
2013 REVOLVING FACILITY	65,000	1.60%	1,040	65,000	Jun 2018	Jun 2020
Total	$2,053,654	4.19%	$110,748	$1,890,446
AMORTIZATION OF DEFERRED FINANCING FEES	—	0.14%	—	—
EFFECTIVE INTEREST RATE	$2,053,654	4.33%	$110,748	$1,890,446

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.

(2)	All or a portion of the loan has been effectively swapped to the fixed interest rate presented.

(3)	The balance of this mortgage loan was reclassed to liabilities of assets held for sale on the balance sheet.

(4)	Payments are of interest only until 2017, then principal and interest at a rate to be determined.

Pennsylvania Real Estate Investment Trust
Selected Debt Ratios (1)

December 31, 2015
Consolidated Liabilities to Gross Asset Value	49.27%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 60%
Secured Indebtedness to Gross Asset Value	36.29%
Secured indebtedness to Gross Asset Value may not exceed 60%
Adjusted EBITDA to Fixed Charges	1.96
Adjusted EBITDA may not be less than 1.50 to 1.00
Unencumbered Adjusted NOI to Unsecured Interest Expense	6.53
Unencumbered Adjusted NOI to Unsecured Interest Expense may not be less than 1.75 to 1.00
Unencumbered Debt Yield	18.31%
The ratio of Unencumbered Adjusted NOI to Unsecured Debt may not be less than 11%

(1)
The 2013 Revolving Facility agreement dated as of April 17, 2013, as amended, the 2014 Term Loan agreements dated as of January 8, 2014, and 2015 Term Loan agreement dated as of June 26, 2015 contain identical affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2013 Revolving Facility, 2014 Term Loans and 2015 Term Loan. In addition to the ratios set forth herein, there are several other ratios set forth in the covenants under the 2013 Revolving Facility, 2014 Term Loans and 2015 Term Loan with which the Company must comply, all of which are described in the Company’s 2014 Annual Report on Form 10-K dated February 23, 2015.

Pennsylvania Real Estate Investment Trust
Property Redevelopment Table as of December 31, 2015

NAME OF PROJECT LOCATION	PREIT's PROJECTED SHARE OF COST (1)	TOTAL PROJECT COST (1)	PREIT'S INVESTMENT TO DATE	EXPECTED RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CONSTRUCTION COMPLETION	YEAR OF STABILIZATION
	(in millions)	(in millions)	(in millions)
Fashion Outlets of Philadelphia Philadelphia, PA	$160.0-$190.0	$320.0-$380.0	$31.9	8-9%	2016	2018	2020
-Complete overhaul of the former Gallery at Market East, spanning three city blocks in downtown Philadelphia. Project will offer a fusion of luxury and moderate outlet shops, flagship retail and destination dining and entertainment experiences.

Exton Square Mall - Phase I Exton, PA	$30.0-$33.0	$30.0-$33.0	$3.9	9-10%	2016	2017	2018
-55,000 sf Whole Foods to open on site of K-Mart in 2017; -Addition of first to market entertainment complex, Round 1, in the former JCPenney anchor store location.

Plymouth Meeting Mall Plymouth Meeting, PA	$6.6-$7.3	$6.6-$7.3	$0.1	8-9%	2016	2017	2018
-Addition of 33,000 sf Legoland Discovery Center, one of nine in the United States.

Cumberland Mall Vineland, NJ	$7.5-$8.3	$7.5-$8.3	$0.1	10-11%	2016	2016	2017
-Opening a Dick's Sporting Goods in the former JCPenney anchor store location in early 2017.
(1) PREIT's projected share of costs is net of any expected tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust
Definitions
Funds From Operations (FFO)
The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as net income (computed in accordance with GAAP) excluding gains and losses on sales of operating properties, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do.

FFO is a commonly used measure of operating performance and profitability among REITs. We use FFO and FFO per diluted share and unit of limited partnership interest in our operating partnership (“OP Unit”) in measuring our performance against our peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs.
FFO does not include gains and losses on sales of operating real estate assets or impairment write-downs of depreciable real estate, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as NOI. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net income is the most directly comparable GAAP measurement to FFO.
We also present Funds From Operations, as adjusted, and Funds From Operations per diluted share and OP Unit, as adjusted, which are non-GAAP measures, for the three and twelve months ended months ended December 31, 2015 and 2014 to show the effect of a mortgage prepayment penalty, accelerated amortization of deferred financing costs, acquisition costs, loss on hedge ineffectiveness and provision for employee separation expense which had a significant effect on our results of operations, but are not, in our opinion, indicative of our operating performance.
We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as gains on sales of operating real estate and depreciation and amortization of real estate, among others. We believe that Funds From Operations, as adjusted, is helpful to management and investors as a measure of operating performance because it adjusts FFO to exclude items that management does not believe are indicative of our operating performance, a mortgage prepayment penalty, accelerated amortization of deferred financing costs, acquisition costs, loss on hedge ineffectiveness and provision for employee separation expense.
Net Operating Income (NOI)
NOI (a non-GAAP measure) is derived from real estate revenue (determined in accordance with generally accepted accounting principles, or GAAP, including lease termination revenue), minus property operating expenses (determined in accordance with GAAP), plus our share of revenue and property operating expenses of our partnership investments, and includes real estate revenue and property operating expenses from properties included in discontinued operations, if any. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. It is not indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. We believe that net income is the most directly comparable GAAP measurement to NOI.
NOI excludes other income, general and administrative expenses, provision for employee separation expense, interest expense, depreciation and amortization, gains on sales of interests in real estate, gains on sales of non-operating real estate, gains on sales of discontinued operations, impairment losses, acquisition costs and other expenses.
Same Store NOI
Same store NOI is calculated using retail properties owned for the full periods presented and exclude properties acquired or disposed of during the periods presented.
Funds Available for Distribution (FAD)
FAD is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO as adjusted and subtracting (1) straight-line rent, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, and (5) amortization of above- and below-market lease intangibles.
We believe that net income is the most directly comparable GAAP measurement to FAD. We believe FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Pennsylvania Real Estate Investment Trust
Forward Looking Statements

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect our current views about future events, achievements or results and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. In particular, our business might be materially and adversely affected by uncertainties affecting real estate businesses generally as well as the following, among other factors:

•	changes in the retail industry, including consolidation and store closings, particularly among anchor tenants;

•	our ability to maintain and increase property occupancy, sales and rental rates, in light of the relatively high number of leases that have expired or are expiring in the next two years;

•	increases in operating costs that cannot be passed on to tenants;

•
current economic conditions and the state of employment growth and consumer confidence and spending, and the corresponding effects on tenant business performance, prospects, solvency and leasing decisions and on our cash flows, and the value and potential impairment of our properties;

•	our ability to sell properties that we seek to dispose of or our ability to obtain prices we seek;

•
potential losses on impairment of certain long-lived assets, such as real estate, or of intangible assets, such as goodwill, including such losses that we might be required to record in connection with any dispositions of assets;

•	risks related to our development and redevelopment activities;

•	our ability to identify and execute on suitable acquisition opportunities and to integrate acquired properties into our portfolio;

•	our partnerships and joint ventures with third parties to acquire or develop properties

•	concentration of our properties in the Mid-Atlantic region;

•	changes in local market conditions, such as the supply of or demand for retail space, or other competitive factors;

•	changes to our corporate management team and any resulting modifications to our business strategies;

•	the effects of online shopping and other uses of technology on our retail tenants;

•	acts of violence at malls, including our properties, or at other similar spaces, and the potential effect on traffic and sales;

•	our substantial debt and the stated value of our preferred shares and our high leverage ratio;

•	constraining leverage, unencumbered debt yield, interest and tangible net worth covenants under our principal credit agreements;

•	our ability to refinance our existing indebtedness when it matures, on favorable terms or at all;

•
our ability to raise capital, including through joint ventures or other partnerships, through sales of properties or interests in properties, through the issuance of equity or equity-related securities if market conditions are favorable, or through other actions;

•	our short- and long-term liquidity position;

•	potential dilution from any capital raising transactions or other equity issuances; and

•	general economic, financial and political conditions, including credit and capital market conditions, changes in interest rates or unemployment.